UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2019

STERIS plc

(Exact Name of Registrant as Specified in Charter)

England and Wales	1-37614	98-1203539
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rutherford House Stephensons Way, Chaddesden

Derby, England, DE21 6LY

United Kingdom

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +44 1332 387100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders

STERIS plc (the “Company” or “STERIS”) held a Court Meeting of Shareholders (the “Court Meeting”) and a General Meeting of Shareholders (the “General Meeting”), each on February 28, 2019. At the Court Meeting, STERIS shareholders voted on a proposal to approve (with or without modification) the “Scheme,” as set forth in the section titled “The Scheme of Arrangement” in the Company’s Proxy Statement/Prospectus, dated January 31, 2019. At the General Meeting, the Company’s shareholders voted on proposals to approve (i) the Scheme, a reduction of the share capital of the Company and certain ancillary matters, as set forth in the Company’s Proxy Statement/Prospectus, dated January 31, 2019, and (ii) the creation of distributable profits within STERIS Ireland. The Scheme provides for the redomiciliation of the Company from the United Kingdom to Ireland, to be achieved through the insertion of a new Irish public limited company (“STERIS Ireland”) above the Company, with Company shareholders to receive one STERIS Ireland ordinary share for each Company share held. The proposals are described in more detail in the Company’s definitive Proxy Statement/Prospectus, dated January 31, 2019.

The Court Meeting proposal was approved by the requisite vote of the Company’s registered holders of stock. The final voting results for that proposal were as follows:

Number of shares of registered holders voted For:	Number of shares of registered holders voted Against:

74,017,171	379,594

Number of registered holders voting For:	Number of registered holders voting Against:

87	3

Both General Meeting proposals also were approved by the requisite votes of the Company’s shareholders. The final voting results for those proposals were as follows:

1.	The results of the vote on the special resolution to approve the Scheme, the reduction of the share capital of the Company, and certain ancillary matters were as follows:

Votes For	74,131,013
Votes Against	331,593
Abstentions	63,894

2.	The results of the vote on the special resolution to approve the creation of distributable profits within STERIS Ireland were as follows:

Votes For	74,149,300
Votes Against	340,494
Abstentions	36,706

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS plc

By:	/s/ J. Adam Zangerle
J. Adam Zangerle
Senior Vice President, General Counsel & Secretary

Date: February 28, 2019